Exhibit 10.34



CLOSING ITEM NO.: A-7




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                               COUNTY OF SARATOGA
                          INDUSTRIAL DEVELOPMENT AGENCY

                                       to

                                STAR BANK, N.A.,
                                   AS TRUSTEE



       ===================================================================

                              PLEDGE AND ASSIGNMENT

                                      with

                                 ACKNOWLEDGEMENT

                                   thereof by

                            SPURLOCK ADHESIVES, INC.

       ===================================================================


                           DATED AS OF OCTOBER 1, 1997

                         -------------------------------

                                   RELATING TO
                                   $6,000,000
                          AGGREGATE PRINCIPAL AMOUNT OF
                               COUNTY OF SARATOGA
                          INDUSTRIAL DEVELOPMENT AGENCY
                         MULTI-MODE VARIABLE RATE BONDS
                       (SPURLOCK ADHESIVES, INC. PROJECT),
                                  SERIES 1997 A

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



                              PLEDGE AND ASSIGNMENT


         THIS PLEDGE AND ASSIGNMENT (the "Assignment"), dated as of OCTOBER 1, 1997, is from the COUNTY OF SARATOGA INDUSTRIAL DEVELOPMENT AGENCY, a public benefit corporation duly organized and existing under the laws of the State of New York, having its principal office at Saratoga County Municipal Center, 40 McMaster Street, Ballston Spa, New York 12020 (the "Issuer") to STAR BANK, N.A., a national banking association duly organized and existing under the laws of the United States, having an office for the transaction of business at 425 Walnut Street, Cincinnati, Ohio 45201-1118, as trustee (the "Trustee") for the holders of the Issuer's Multi-Mode Variable Rate Industrial Development Revenue Bonds (Spurlock Adhesives, Inc. Project), Series 1997 A in the aggregate principal amount of $6,000,000 (the "Bonds") issued pursuant to a certain trust indenture, dated as of October 1, 1997 (the "Trust Indenture") by and between the Issuer and the Trustee.

         For value received, the receipt of which is hereby acknowledged, the Issuer hereby pledges, assigns, transfers and sets over to the Trustee, and hereby grants the Trustee a lien on and security interest in, all of the Issuer's right, title and interest in any and all moneys due or to become due and any and all other rights and remedies of the Issuer under or arising out of that certain installment sale agreement, dated as of October 1, 1997 (the "Installment Sale Agreement") by and between the Issuer and Spurlock Adhesives, Inc. (the "Company") (except for the "Unassigned Rights", as defined therein, and moneys payable pursuant to the Unassigned Rights), which Installment Sale Agreement is intended to be recorded immediately prior to the recordation hereof; provided, however, that the assignment made hereby shall not permit the amendment of the Installment Sale Agreement without the prior written consent of the Issuer, which consent shall not be unreasonably withheld.

         The Trustee shall have no obligation, duty or liability under the Installment Sale Agreement except as specifically set forth in the Installment Sale Agreement and accepted pursuant to the acceptance attached hereto, nor shall the Trustee be required or obligated in any manner to fulfill or perform any obligation, covenant, term or condition of the Issuer under the Installment Sale Agreement or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim, or to take any other action to collect or enforce the payment of any amounts which may have been assigned to it or to which it may be entitled hereunder at any time.

         The Issuer hereby irrevocably constitutes and appoints the Trustee its true and lawful attorney-in-fact, with power of substitution for the Issuer and in the name of the Issuer or in the name of the Trustee or otherwise, for the use and benefit of the holders of the Bonds, to ask, demand, require, receive, collect, compound and give discharges and releases of all claims for any and all moneys due or to become due under or arising out of the Installment Sale Agreement (except for claims relating to moneys due or to become due with respect to the Unassigned Rights) and to endorse any checks and other instruments or orders in connection therewith, and, if any "Event of Default" specified in the Indenture or the Bonds shall occur, (a) to settle, compromise, compound and adjust any such claims (except for claims arising pursuant to the Unassigned Rights), (b) to exercise and enforce any and all claims, rights, powers and remedies of the Issuer under or arising out of the Installment Sale Agreement (except for rights of the Issuer and moneys payable pursuant to the Unassigned Rights), (c) to file, commence and prosecute any suits, actions and proceedings at law or in equity in any court of competent jurisdiction to collect any such sums assigned to the Trustee hereunder and to enforce any rights in respect thereto and all other claims, rights, powers and remedies of the Issuer under or arising out of the Installment Sale Agreement (except for rights of the Issuer and moneys payable pursuant to the Unassigned Rights), and
(d) generally to sell, assign, transfer, pledge, make any agreement with respect to and otherwise deal with any of such claims, rights, powers and remedies as fully and completely as though the Trustee were the absolute owner thereof for all purposes, and at such times and in such manner as may seem to the Trustee to be necessary or advisable in its absolute discretion.

         The Issuer further agrees that at any time, and from time to time, upon the written request of the Trustee, and at the sole cost and expense of the Company, the Issuer will promptly and duly execute and deliver any and all such further instruments and documents as the Trustee may deem desirable in order to obtain the full benefits of this Assignment and all rights and powers herein granted.

         The Issuer hereby ratifies and confirms the Installment Sale Agreement and does hereby warrant and represent (a) that the Installment Sale Agreement is in full force and effect, (b) that the Issuer is not in default under the Installment Sale Agreement and (c) that the Issuer has not assigned or pledged, and hereby covenants that it will not assign or pledge, so long as this Assignment shall remain in effect, the whole or any part of the moneys, rights or remedies hereby assigned to anyone other than the Trustee.

         All moneys due and to become due to the Trustee under or pursuant to the Installment Sale Agreement shall be paid directly to the Trustee at 425 Walnut Street, P.O. Box 1118, Cincinnati, Ohio 45201-1118, or at such other address as the Trustee may designate to the Company and the Issuer in writing from time to time.

         If the Issuer shall pay or cause to be paid, or there shall be paid, to the Trustee or its successors and assigns the principal of, premium, if any, and interest on the Bonds and all other sums due or to become due pursuant to the Trust Indenture and this Assignment, then this Assignment and the estate and rights created hereby shall cease, terminate and be void, and thereupon the Trustee shall cancel and discharge the lien of this Assignment and execute and deliver to the Issuer, and record, if necessary, such instruments in writing as shall be required to release the lien hereof, and shall reconvey, release, assign and deliver unto the Issuer the estate, right, title and interest in and to any and all property conveyed, sold, transferred, assigned or pledged to the Trustee, or otherwise subject to the lien of this Assignment all pursuant to
Section 15.02 of the Indenture.

         This Assignment shall be binding upon the Issuer and its successors and assigns and shall inure to the benefit of the Trustee and its successors and assigns as trustee for the holders of the Bonds or any part thereof.

         All covenants, stipulations, promises, agreements and obligations of the Issuer contained in this Assignment, in the Trust Indenture, in the Bonds, in the Installment Sale Agreement and in the other documents and instruments connected herewith or therewith, and in any documents supplemental hereto or thereto (collectively, the "Financing Documents") shall be deemed to be the covenants, stipulations, promises, agreements and obligations of the Issuer and not of any member, officer, agent (other than the Company), servant or employee of the Issuer in his individual capacity, and no recourse under or upon any covenant, stipulation, promise, agreement or obligation in the Financing
Documents contained or otherwise based upon or in respect of the Financing Documents, or for any claim based thereon or otherwise in respect thereof, shall be had against any past, present or future member, director, officer, agent (other than the Company), servant or employee, as such, of the Issuer or of any successor public benefit corporation or political subdivision or any person executing the Financing Documents on behalf of the Issuer, either directly or through the Issuer or any successor public benefit corporation or political subdivision or any person executing the Financing Documents on behalf of the Issuer, it being expressly understood that the Financing Documents are limited corporate obligations, and that no such personal liability whatever shall attach to, or is or shall be incurred by, any such member, director, officer, agent

(other than the Company), servant, or employee of the Issuer or of any successor public benefit corporation or political subdivision or any person executing the Financing Documents on behalf of the Issuer because of the creation of the indebtedness thereby authorized, or under or by reason of the covenants, stipulations, promises, agreements or obligations contained in the Financing Documents or implied therefrom; and that any and all such personal liability of, and any and all such rights and claims against, every such member, director, officer, agent (other than the Company), servant or employee because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in the Financing Documents or implied therefrom, are, to the extent permitted by law, expressly waived and released as a condition of, and as a consideration for, the execution of the Financing Documents and the issuance of the Bonds.

         The obligations and agreements of the Issuer contained herein shall not constitute or give rise to an obligation of the State of New York or of Saratoga or Saratoga County, New York, and neither the State of New York nor Saratoga or Saratoga County, New York shall be liable thereon, and further such obligations and agreements shall not constitute or give rise to a general obligation of the Issuer, but rather shall constitute limited, special obligations of the Issuer payable solely from the revenues of the Issuer derived and to be derived from the lease, sale or other disposition of the Project Facility, except for revenues derived by the Issuer with respect to the "Unassigned Rights" (as defined in the Installment Sale Agreement).

         Notwithstanding any provision of this Assignment to the contrary, the Issuer shall not be obligated to take any action pursuant to any provision hereof unless (i) the Issuer shall have been requested to do so in writing by the Company or the Trustee and (ii) if compliance with such request is reasonably expected to result in the incurrence by the Issuer (or any member, director, officer, agent, servant or employee of the Issuer) in any liability, fees, expenses or other costs, the Issuer shall have received from the Company or the Trustee, as the case may be, security or indemnity satisfactory to the Issuer for protection against all such liability, however remote, and for the reimbursement of all such fees, expenses and other costs.

         The Installment Sale Agreement relates to the premises located in the Moreau Industrial Park in the Town of Moreau, Saratoga County, New York and more particularly described on Exhibit "A" attached hereto.

         IN WITNESS WHEREOF, the Issuer has duly executed this Assignment as of October 1, 1997.


                                      COUNTY OF SARATOGA INDUSTRIAL
                                      DEVELOPMENT AGENCY


                                      By: /s/ Floyd H. Rourke
                                          --------------------------------------
                                          Floyd H. Rourke, Chairman

STATE OF NEW YORK     )
                      ) SS.:
COUNTY OF SARATOGA    )

         On the 7th day of October, 1997, before me personally came FLOYD H. ROURKE, to me known, who being by me duly sworn, did depose and say that he resides in Northumberland, New York, that he is the CHAIRMAN of the COUNTY OF SARATOGA INDUSTRIAL DEVELOPMENT AGENCY, the public benefit corporation of the State of New York described in and which executed the foregoing instrument, and that he signed his name thereto by authority of said public benefit corporation.


                                             /s/ Theresa C. Priest
                                             -----------------------------------
                                             Notary Public

                                                     Theresa C. Priest
                                              Notary Public, State of New York
                                               Washington County #01PR4921971
                                              Commission Expires Feb. 28, 1998

                                   ACCEPTANCE


         STAR BANK, N.A., as trustee (the "Trustee") hereby accepts the foregoing Pledge and Assignment (the "Assignment") and agrees to fulfill all the duties and obligations imposed on the Trustee under said Assignment and under the provisions of the Installment Sale Agreement, dated as of October 1, 1997, by and between County of Saratoga Industrial Development Agency and Spurlock Adhesives, Inc.

         IN WITNESS WHEREOF, the Trustee has duly executed this Acceptance as of October 1, 1997.

                                   STAR BANK, N.A., as Trustee


                                   By: /s/ Keith A. Maurmeier
                                       -----------------------------------
                                   Name: Keith A. Maurmeier
                                         ---------------------------------
                                   Title: Senior Trust Officer
                                          --------------------------------


STATE OF NEW YORK     )
                      ) SS.:
COUNTY OF SARATOGA    )

         On this 9th day of October, 1997, before me personally came Keith A. Maurmeier, to me known, who being by me duly sworn, did depose and sat that he resides at Cincinnati, OH, that he is the Senior Trust Officer of STAR BANK, N.A., the national banking association described in and which executed the foregoing instrument, and that he signed his name thereto by order of the Board of Directors of said national banking association.


                                             /s/ Theresa C. Priest
                                             -----------------------------------
                                             Notary Public

                                                     Theresa C. Priest
                                              Notary Public, State of New York
                                               Washington County #01PR4921971
                                              Commission Expires Feb. 28, 1998

                   ACKNOWLEDGEMENT BY VENDEE OF ASSIGNMENT OF
                VENDEE'S RIGHTS UNDER INSTALLMENT SALE AGREEMENT


         The undersigned hereby acknowledges receipt of notice of the pledge and assignment by the County of Saratoga Industrial Development Agency (the "Issuer") to Star Bank, N.A., as trustee (the "Trustee") of certain of the Issuer's rights and remedies under an installment sale agreement, dated as of October 1, 1997 (the "Installment Sale Agreement") by and between the Issuer as Vendor and the undersigned as Vendee, which assignment is contained in a certain pledge and assignment, dated as of October 1, 1997 (the "Assignment") from the Issuer to the Trustee, which Assignment includes the right to collect and receive all amounts payable by the undersigned under the Installment Sale Agreement (except for rights of the Issuer and moneys payable pursuant to the "Unassigned Rights", as such quoted term is defined in the Installment Sale
Agreement). The undersigned, intending to be legally bound by the Assignment, hereby agrees with the Trustee (i) to pay directly to the Trustee all sums due and to become due to the Issuer from the undersigned under the Installment Sale Agreement (except for moneys payable pursuant to the Unassigned Rights) without set-off, counterclaim or deduction for any reason whatsoever, (ii) except as otherwise provided in the Installment Sale Agreement, not to seek to recover from the Trustee any moneys paid to the Trustee pursuant to the Installment Sale Agreement, (iii) to perform for the benefit of the Trustee all of the duties and undertakings of the undersigned under the Installment Sale Agreement (except for duties and obligations relating to the Unassigned Rights) and (iv) that the Trustee shall not be obligated by reason of the Assignment or otherwise to perform or be responsible for the performance of any of the duties, undertakings or obligations of the Issuer under the Installment Sale Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this Acknowledgment as of October 1, 1997.

                                   SPURLOCK ADHESIVES, INC.

                                   By: /s/ Phillip S. Sumpter
                                       -----------------------------------
                                   Name: Phillip S. Sumpter
                                         ---------------------------------
                                   Title: Executive Vice President
                                          --------------------------------

STATE OF NEW YORK     )
                      ) SS.:
COUNTY OF SARATOGA    )

         On this 9th day of October, 1997, before me personally came Phillip S. Sumpter, to me known, who being by me duly sworn, did depose and sat that he resides in Waverly VA, that he is the Exec VP of SPURLOCK ADHESIVES, INC., the corporation described in and which executed the foregoing instrument, and that he signed his name thereto by order of the Board of Directors of said corporation.


                                             /s/ Theresa C. Priest
                                             -----------------------------------
                                             Notary Public

                                                     Theresa C. Priest
                                              Notary Public, State of New York
                                               Washington County #01PR4921971
                                              Commission Expires Feb. 28, 1998

                                   EXHIBIT "A"

                             DESCRIPTION OF PREMISES




         THAT TRACT OR PARCEL OF LAND, situate in the Town of Moreau, County of Saratoga and State of New York more fully described as Lot Number 3 as shown on subdivision maps of Moreau Industrial Park prepared by The Saratoga Associates and filed in the Saratoga County Clerk's Office on March 18, 1992 in drawer #M-348 A-Z and AA-DD; and as modified by revised subdivision maps of Moreau Industrial Park prepared by The Saratoga Associates and filed in the Saratoga County Clerk's Office on February 16, 1994 in drawer #M-398, A-S and being further bounded and described as follows:

         BEGINNING at a point marked with a capped iron rod found at the point of intersection of the easterly line of Farnan Road with the common division line of Lot No. 4 to the north and Lot No. 3 to the south as shown on said map; thence from said point of beginning along said common division line the following five (5) courses and distances:

     1) North 90 deg. 00 min. 00 sec. East, 347.86 feet to a point marked with a capped iron rod found;
     2) South 00 deg. 00 min. 00 sec. West, 32.63 feet to a point marked with a capped iron rod found;
     3) North 90 deg. 00 min. 00 sec. East, 191.52 feet to a point marked with a capped iron rod found;
     4) North 00 deg. 00 min. 00 sec. East, 32.63 feet to a point marked with a capped iron rod found;
     5) North 90 deg. 00 min. 00 sec. East, 680.17 feet to the point of intersection of the westerly line of Lot No. 5 with the common division line of Lot No. 4 to the north and Lot No. 3 to the south as shown on said map; thence along said westerly line, South 16 deg. 10 min. 56 sec. West, 102.04 feet to a point in the northwesterly line of lands of The State of New York as shown on said map, said point also being at the 145 foot elevation; thence along said northwesterly and the westerly line of lands of The State of New York as it winds and turns along the 145 foot elevation in a southerly direction 712 +/- feet to the point of intersection of said westerly line of lands of The State of New York with the common division line of Lot No. 3 to the north and Lot No. 2 to the south as shown on said map, the last course having a tie-line of South 33 deg. 02 min. 30 sec. West, 699.47 feet; thence along said common division line, South 90 deg. 00 min. 00 sec. West, 865.65 feet to a point marked with a capped iron rod found at the point of intersection of the easterly line of Farnan Road with the common division line of Lot No. 3 to the north and Lot No. 2 to the south as shown on said map; thence along said easterly line in a northerly direction the following four (4) courses and distances:

     1) North 00 deg. 00 min. 00 sec. West, 116.35 feet to a point of curvature;
     2) Along a curve to the right an arc length of 464.05 feet to a point of tangency, said curve having a radius of 2,773.32 feet and a delta angle of 09 deg. 35 min. 13 sec.;
     3)  North 09 deg. 35 min. 13 sec. East, 50.00 feet to a point of curvature;
     4) Along a curve to the left an arc length of 57.49 feet to the point or place of beginning, said curve having a radius of 2,294.42 feet and a delta angle of 01 deg. 26 min. 08 sec., said parcel containing 16.37 +/- acres of land and being Lot No. 3 as shown on said map.